Guarantee Agreement	12 Months Ended
Dec. 31, 2014
Guarantees [Abstract]
Guarantee Agreement

Note 11 – Guarantee Agreement:

In connection with the $62,500,000 revolving note payable (see note 7), the Company entered into a Fee and Reimbursement Agreement with certain stockholders who were also guarantors of the note. That agreement stipulated that the Company would pay each guarantor a contingent fee equal to 10% per annum of the amount that each guarantor had committed to guarantee. The payment was to be made in the form of newly issued shares of Series C Preferred Stock at the price of $5.25 per share. The fee accrued only from and after the date that the Guarantor entered into the Guarantee, and if at any time any Guarantor’s obligation was terminated in full or in part, the Fee would continue to accrue only with respect to the amount, if any of such Guarantor’s remaining commitment under the Credit Agreement. The fee was contingent in that it would become due and payable only if all principal and interest under the credit agreement had been repaid and a Change of Control had occurred. A Change of Control was defined as any sale, merger, consolidation, share exchange, business combination, equity issuance, or other transaction or series of related transactions, specifically excluding public offerings, which result in the stockholders immediately prior to the transaction(s) owning collectively less than 50% of the voting control immediately following the transaction(s); or (ii) any sale, lease, exchange, transfer, or other disposition of substantially all of the assets, taken as a whole, in a single transaction or series of transactions, excluding sales in the ordinary course of business, sale/leaseback and corporate restructuring transactions.

Immediately prior to the closing of the IPO, the Company converted outstanding fees under the guarantee into 2,477,756 shares of Series C, which were then converted into 1,832,531 shares of common stock.

The fees on debt guarantee was a financial instrument that was recognized as a liability by the Company and recorded at fair value at issuance. The instrument was then adjusted to its then fair value at each reporting period with changes in fair value recorded in the consolidated statement of operations and comprehensive loss. Historically the Company measured the fair value of the outstanding fee on debt guarantee using an option pricing method with several possible distribution outcomes depending on the timing and kind of liquidity event. Expected volatility was estimated utilizing the historical volatility of similar companies. The risk-free interest rates was based on the U.S. Treasury yield for a period consistent with the expected contractual life.

Upon the conversion of the fees on debt guarantee into shares of Series C, and then subsequently into common stock, the share price of the Company’s common stock was utilized to fair value the fees on debt guarantee and record the final fees on debt guarantee.